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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 1, 2003

                            KENDLE INTERNATIONAL INC.

               (Exact name of registrant as specified in charter)


            OHIO                      000-23019                31-1274091
(STATE OF OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION No.)

                441 VINE STREET, SUITE 1200, CINCINNATI, OH 45202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 381-5500

              (Registrant's telephone number, including area code)


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

     Exhibit No.           Description
     -------------         ----------------------------------------------------
        99.1               Earnings release issued by Kendle International Inc.
                           on May 1, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

     On May 1, 2003, Kendle International Inc. (the "Company") issued a press release announcing its results for the first quarter of 2003, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The Company's earnings release discloses net loss adjusted for after-tax employee severance and office consolidation costs. The Company's management believes that disclosing the Company's results using this non-GAAP financial measure is useful to investors because this non-GAAP financial measure provides investors with a basis for comparing the Company's first quarter 2003 results to its results in prior periods. In addition, the Company's management believes that the use of net loss adjusted for after-tax employee severance and office consolidation costs provides investors with information that is not otherwise available in, and could not be derived from, the



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Company's financial statements due to differences in tax effects between jurisdictions in which the charge was incurred. Finally, net loss adjusted for after-tax employee severance and office consolidation costs is the basis on which management reports to the Company's Board of Directors and represents the measure by which management believes is used by analysts and investors following the Company.

     In accordance with the procedural guidelines in SEC Release No. 33-8216, the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," is being furnished under Item 9, "Regulation FD Disclosure". This information, including information in any related exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Kendle International Inc.


Date:  May 2, 2003                            By: /s/ Karl Brenkert III
                                              ---------------------------------
                                              Karl Brenkert III
                                              Senior Vice President -
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             ----------------------------------------------------

99.1                       Earnings release issued by Kendle International Inc.
                           on May 1, 2003